The ServiceMaster Company

2006 Analyst + Investor Meeting

Welcome

Tuesday, November 28, 2006

Bruce Byots

Vice President Investor Relations

ServiceMaster

The ServiceMaster Company
2006 Analyst + Investor Meeting

Investor Day Agenda

Strategic Overview & Marketing Review

8:05 a.m. – 8:45 a.m.

Pat Spainhour, Chairman & Chief Executive Officer

Mitch Engel, Chief Marketing Officer

Business Unit Reviews

8:45 a.m. – 9:30 a.m.

Dennis Sutton, President, TruGreen ChemLawn

Katrina Helmkamp, President, Terminix

Jim Goetz, Senior VP & Chief Information Officer

[Question & Answer Period]

Break

9:45 a.m. – 10:00 a.m.

Investor Day Agenda

Business Unit Reviews

10:00 a.m. – 10:45 a.m.

Rick Ascolese, President, TruGreen LandCare

Scott Cromie, Group President,

David Crawford, President, AHS

Financial Review

10:45 a.m. – 11:10 a.m.

Ernie Mrozek, Vice Chairman

[Question and Answer Period]

Lunch

11:45 a.m. – 1:00 p.m.

The ServiceMaster Company
2006 Analyst + Investor Meeting

Investor Day Information

Webcast over www.svm.com

Archived on site

Additional hard copy of slides available by request

(contact: bruce.byots@servicemaster.com)

Forward-Looking Statement

This presentation contains statements concerning future results and other matters that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. The Company intends that these forward-looking statements, which look forward in time and include everything other than historical information, be subject to the safe harbors created by such legislation.  The Company notes that these forward-looking statements, involve risks and uncertainties that could affect it’s results of operations, financial condition or cash flows. Factors that could cause actual results to differ materially from those expressed or implied in a forward-looking statement include the following (among others): the successful transition of a new
Chairman and CEO; the successful consolidation of headquarters in Memphis; weather conditions that affect the demand for the Company’s services; changes in the source and intensity of competition in the markets served by the Company; labor shortages or increases in wage rates;
unexpected increases in operating costs, such as higher insurance premiums, self insurance and health care claim costs; higher fuel prices; changes in the types or mix of the Company’s service offerings or products; increased governmental regulation including telemarketing and environmental restrictions; general economic conditions in the United States, especially as they may affect home sales or consumer spending levels; time, expenses and cash flows associated with integrating, selling, or winding down businesses; and other factors described from time to time in documents filed by the Company with the Securities and Exchange Commission. A copy of this presentation is available on our website at www.svm.com in the Investor Relations Section.

Bruce Byots

Vice President Investor Relations

ServiceMaster

Pat Spainhour

Chairman and Chief Executive Officer

ServiceMaster

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

1-800-TERMINIX

Headlines - Terminix

Redefining the market

The ServiceMaster Company
2006 Analyst + Investor Meeting

Headlines – TruGreen LawnCare

Innovative business model

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

Headlines – TruGreen LandCare

Addressing the root causes

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

SOLD
REAL ESTATE COMPANY
One Year Home Warranty

Headlines – American Home Shield

Next $1 billion business

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

Headlines - InStar

Synergy between InStar and
                ServiceMaster Clean

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

Headlines – ServiceMaster Clean & Merry Maids

Both businesses continue to be an
    important part of our portfolio

The ServiceMaster Company
2006 Analyst + Investor Meeting

New Day at ServiceMaster

Ideas

Leadership

Performance

Values

+

+

+

The ServiceMaster Company
2006 Analyst + Investor Meeting

Four Key Areas

1.

Our relationships with customers

2.

Our relationships with associates

3.

Innovation

4.

Integration and leverage

The ServiceMaster Company
2006 Analyst + Investor Meeting

TruGreen ChemLawn

Terminix

TruGreen LandCare

AmeriSpec Home Inspection Service

ServiceMaster Family of Brands

InStar

Furniture Medic

merry maids

ServiceMaster Clean

AHS American Home Shield

Tightly Focused Effort

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strong Growth Prospects

. . . Support Accelerating and Sustainable Growth

   Revenue:   Mid to high-single digit

                                     EPS:   ’07 Low double digit

                                                ’08/’09 Mid-teen levels

Pat Spainhour

Chairman and Chief Executive Officer

ServiceMaster

Mitch Engel

Chief Marketing Officer

ServiceMaster

The ServiceMaster Company
2006 Analyst + Investor Meeting

•

•

•

•

Enterprise Marketing Headlines

Categories are large, growing,
under-penetrated and ideally positioned
for demographic and lifestyle trends

Biggest challenge to growth is NOT new
customers

Continue to leverage scale to create
competitive advantage

Significantly improve customer retention

The ServiceMaster Company
2006 Analyst + Investor Meeting

Residential Service Contract Counts

Contract counts for company-owned
operations

=

5.9 million recurring contracts entering 2006

The ServiceMaster Company
2006 Analyst + Investor Meeting

Residential Service Contract Counts

5.9 million…recurring contracts entering 2006

2.4 million … additional contracts sold in 2006

Contract counts for company-owned operations:

+

8.3 million…30% of which will have been new
customers

Marketing Competencies

1.

Direct Mail

2.

Internet

3.

Yellow Pages

The ServiceMaster Company
2006 Analyst + Investor Meeting

We've already analyzed your lawn's needs.
We know exactly what to do for it next.
<$XX.XX>
TruGreen
Your lawn means more.

If we want a lawn like that, we better call TruGreen.
<$29.95>*
TruGreen
Your lawn means more.

Direct Mail

600,000 new sales in ‘06

800,000 in ‘07

Enterprise database

Direct Marketing Group
(DMG)

The ServiceMaster Company
2006 Analyst + Investor Meeting

Internet

100,000 sales in ‘06

150,000+ in ‘07

Efficient sales

Measurable

The ServiceMaster Company
2006 Analyst + Investor Meeting

Yellow Pages

One of two biggest
influencers

Largest spender

Only U.S. company
placing directly with
pubs

Impacts 1 million+
new sales a year

The ServiceMaster Company
2006 Analyst + Investor Meeting

Other Customer Channels

Realtors

Referrals

Neighborhood
Sales…300,000+

The ServiceMaster Company
2006 Analyst + Investor Meeting

TruGreen Marketing

Healthy mix of new channels

Telemarketing now primarily for contacting
households with a prior relationship

Brand platform of superior service and visible
results...“Your lawn means more”

The ServiceMaster Company
2006 Analyst + Investor Meeting

Brand Differentiators

Ultimate Protection from Terminix

Taking the Hassles Out with AHS

Trusted Help from Merry Maids

Master Moments with SVM Clean

The ServiceMaster Company
2006 Analyst + Investor Meeting

Existing
contracts

Contracts
added

5.9 MM

2.4 MM

Brands with pull

Solid lead conversion

Resources to put behind more sophisticated tools

Market appeal of SVM services + brands, powerful advantage

Customer Retention

The ServiceMaster Company
2006 Analyst + Investor Meeting

Customer Retention - #1 Imperative

5.9 MM

Net
contracts
added

Existing
contracts

2.4 MM

Total
contracts
added

Contracts
that won’t
be renewed

2.3 MM

100,000

Mitch Engel

Chief Marketing Officer

ServiceMaster

Dennis Sutton

President

TruGreen ChemLawn

The ServiceMaster Company
2006 Analyst + Investor Meeting

TruGreen ChemLawn®

The world’s largest lawn care company

Estimated 2006 revenue = over $1 billion

Commercial

15%

Residential

85%

TruGreen ChemLawn

The ServiceMaster Company
2006 Analyst + Investor Meeting

Market Share Review

25% market share of $4.1 billion industry

Five times larger than the closest competitor

TGCL

25%

Others

75%

The ServiceMaster Company
2006 Analyst + Investor Meeting

Corporate Overview

46 states and Canada

200+ company-owned
locations

50+ franchised locations

The ServiceMaster Company
2006 Analyst + Investor Meeting

Significantly improve customer retention

Provide a genuine customer service culture

Generate new customers through a differentiated brand, efficient sales channels, and new IPM service offerings

Build and develop a nationwide team of trained, motivated,
empowered associates who put the customer and safety first

Fully leverage best operating practices, technology,
and leadership expertise

Goals of 3-Year Plan

The ServiceMaster Company
2006 Analyst + Investor Meeting

Factors Trending Against TruGreen

Number of new customers declining due to sales channel shift

Telemarketing evaporating

Neighborhood marketing will be a significant channel

Direct mail, Internet and retail channels are improved, yet need to offset future telemarketing declines

TruGreen brand and service experience not differentiated
from competition

Customer retention rates improving but have been inadequate to achieve customer growth

Turnover of front-line associates too high

Rising factor costs putting downward pressure on profit margins

Increased regulatory and environmental concerns

The ServiceMaster Company
2006 Analyst + Investor Meeting

2006 Successes

New sale retention rate improved 200 bps YTD over 2005 – very significantly in the Neighborhood Marketing channel

Lawn Quality Audits for new customers and Very Special Customers

Improved and more frequent touch points with customers

Bundling of expanded services on new sales

Auto-renewal of existing expanded services for base customers

Significant increase in Easypay Customer universe

Collection of e-mail addresses now up to 22% of customer base

Improvement in website content, design and customer functionality

Retail Pilot with Lowe’s

The ServiceMaster Company
2006 Analyst + Investor Meeting

New FP sales by year (U.S. only)

Customer counts

(000s)

1,294

1,299

1,334

1,290

13 states
enact
DNC lists

15
states
enact
DNC
lists

National
DNC list

1,317

Neighborhood

Marketing

Inquiry

Telemarketing

1,276

1,128

1,160

1,170

1,170

0

200

400

600

800

1,000

1,200

1,400

2000

2001

2002

2003

2004

2005

2006E

2007B

2008

2009

Greater
than 50% of
population
had caller ID

Major Sales Channel Shift Continuing

The ServiceMaster Company
2006 Analyst + Investor Meeting

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E
2007B
2008
2009

Customer Retention Rate Opportunity

NOTE:  Using a
true customer
centric method
of calculating
the retention rate
for base
customer
households
(excluding first
year customers)
is estimated to
increase the
above rates by
600-800 bps

Retention

rate (%)

1.0

Annual change

in retention (ppts)

(2.8)

1.8

(1.2)

1.3

0.5

2.7

(1.0)

2.3

3.5

3.7

58.9

59.9

57.1

58.9

57.7

59.0

59.5

62.2

61.2

62.3

64.6

68.2

71.9

52

57

62

67

72

77

1.1

The ServiceMaster Company
2006 Analyst + Investor Meeting

Customer Retention Drivers

370 bps

350 bps

230 bps

TOTAL RETENTION
OPPORTUNITY

8

12

14

8. Easy Pay

0

7

25

7. Sales Channel Shift

26

23

0

6. Enhanced Customer
Communication/Web Portal

20

9

0

5. Pre-notification Process

28

26

26

4. Cancel Pend Recovery (CPR)
Application

ADDITIONAL CONTRIBUTORS
OF IMPROVEMENT

78

74

0

3. Problem
Resolution/Enhanced Svc.

85

80

0

2. Employee Turnover
Reduction

125 bps

119 bps

165 bps

1. LQAs/Sr. Territory Account
Reps (STARS)

2009

2008

2007

KEY STRATEGIC INITIATIVES

The ServiceMaster Company
2006 Analyst + Investor Meeting

2006 LQA Results

Overall 143 bps

310 bps

1,060 bps

Retention Improvement

18.8%

15.7%

38.1%

27.5%

% Cancel (6/1 – 9/30)

1,219

348

708

331

# of Customers (000’s)

Without
LQA

With

LQA

Without
LQA

With

LQA

Base Customers

New Sales

The ServiceMaster Company
2006 Analyst + Investor Meeting

Impact of LQAs on Customer Retention

* Includes
$2.0M
investment
in STAR
vehicles

679

1,082

1,479

2,340

Customer LQAs

           New

           Base

0

500

1000

1500

2000

2500

2006

2007

2008

2009

Incremental Retention          143                 165                119                125

Improvement (bps)

The ServiceMaster Company
2006 Analyst + Investor Meeting

2007

Deploy consistent use of employee selection tool

Provide enhanced customer service training and
management skills training

Reverse turnover spike

Potential to reduce turnover by 20%

2008

Turnover reduction in 2007 expected to yield 80 bps in
customer retention improvement in 2008

Expand new hire 4-day work week during first 90 days of
employment (pilot planned for 2007)

Potential to achieve additional 20% reduction in turnover

2009

Turnover reduction in 2008 expected to yield 85 bps in
customer retention improvement in 2009

Initiatives to Reduce Route Manager Turnover

‘07- ‘08 investments
of $3.7M expected to
result in net benefit
of $12.1M

The ServiceMaster Company
2006 Analyst + Investor Meeting

Financial Summary

2007 – 2009 CAGR:

        Revenues………………Mid Single Digit

        Operating Income…….Flat to 20 bps
                                            improvement per year

The ServiceMaster Company
2006 Analyst + Investor Meeting

Conclusions

2006 overall results were disappointing; but
successes are foundational to opportunities moving
forward

Committed to significantly transform from a
telemarketing and production business to a superior
service business

New growth curve emerging through keeping
customers longer by delivering high touch,
best in class service through trained and
satisfied associates

Dennis Sutton

President

TruGreen ChemLawn

Katrina Helmkamp

President
Terminix International

The ServiceMaster Company
2006 Analyst + Investor Meeting

Overview

80% residential

20% commercial

7,000 vehicles

10,000 associates

100+ franchise locations

380 company-owned locations

38 countries

47 states

Pest and Termite Control Services with

$1.1 Billion Earned Revenue

Terminix protects more than 2.5 million
homes and businesses

The ServiceMaster Company
2006 Analyst + Investor Meeting

Terminix
22%
Orkin 15%
Ecolab 4%
~20,000
Others 59%

Leading Market Position

The ServiceMaster Company
2006 Analyst + Investor Meeting

Revenue Mix

Termite

Pest

Renewals

New Sales

Other

Sub

Bait

Liquid

The ServiceMaster Company
2006 Analyst + Investor Meeting

Four Key Drivers of Growth

3.5-4.0

0.5-1.5

1.0-1.5

1.0-1.5

0.5-1.5

7-9

Industry

Growth

Customer

Retention

Price &

Sales Effect.

Tuck-in

Acquisitions

New

Offerings

Terminix

Growth

Year on

year

revenue

growth

(%)

The ServiceMaster Company
2006 Analyst + Investor Meeting

Improving Customer Retention

Incremental revenues build:  ~$7MM in ’07,

~$20MM in ’08, ~$40MM in ’09

Termite

Pest

End 2005

Q3 2006

End 2009

90.0

80.0

87.4

78.9

87.2

77.2

(%)

The ServiceMaster Company
2006 Analyst + Investor Meeting

Terminix
UNLIMITED
LIFETIME
PROTECTION
1-800-TERMINIX

Terminix Ultimate Protection

Strongest termite guarantee in
the industry

Comprehensive pest contract, with
unlimited service calls for one flat
annual price

Brand Promise & Price Realization

Good Price Realization

Premium initial pricing, particularly for
termite completions

Realize ~2-2.5% price increase on
recurring revenue base each year

Overall, our price realization is about 0.5-1.0

points higher than the industry average

The ServiceMaster Company
2006 Analyst + Investor Meeting

Pest Sales Effectiveness

Inside Sales Centers

Best Fit Scheduling

What is the best time for the
initial service?

Thursday              9-11AM

Thursday              3-5 PM

Friday                          1-3 PM

Saturday                9-11AM

Rolling out across 2007 and 2008

Incremental 2007-09 revenues of $1MM, $7MM, $14MM

The ServiceMaster Company
2006 Analyst + Investor Meeting

-
-
-

Summer Sales Program

25,000+ new pest units

9,500 new pest units

25+ sales teams

9 sales teams

2007, 2008, 2009

2006

Strong price realization

Solid customer retention

Marginally profitable in first year; builds customer base

The ServiceMaster Company
2006 Analyst + Investor Meeting

Tuck-in Acquisitions

Acquired
revenue by
end of year
($MM)

Targeting $30-35MM per year 2007 through 2009

6

4

25

22

34+

0

5

10

15

20

25

30

35

2002

2003

2004

2005

2006

The ServiceMaster Company
2006 Analyst + Investor Meeting

New Offerings to Attract Non-Users

Only 13% use professional

pest provider in a given year

Pest Non-Users

30% used pest co.
in past

30%+ would hire
an environmentally
friendly pest co.

Termite Non-Users

66% recognize
severity of termite
problems

20% have cost
concerns

Natural Results

Pest offering

Termite Inspection
& Protection Plan

13%

The ServiceMaster Company
2006 Analyst + Investor Meeting

40
35
30
25
20
15
10
5
0
2007
2008
2009

Inspection Plan Opportunity

Revenues,
after
deferrals
($MM)

~5

~25+

~50+

$100MM+

potential

Cash basis

Accrual basis

Operating margin

(%  revs)

10%

Neg

30%

15%

30%+

30%

Four Key Drivers of Growth

3.5-4.0

0.5-1.5

1.0-1.5

1.0-1.5

0.5-1.5

7-9

Industry

Growth

Customer

Retention

Price &

Sales Effect.

Tuck-in

Acquisitions

New

Offerings

Terminix

Growth

Year on

year

revenue

growth

(%)

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX SMARTTRUCK™

TPCL 10119
TERMINIX

SmartTruck

On track with plan

4,000 trucks by end of
2006

All trucks by end of 2007

10-15% reduction in fuel
usage

Reduced maintenance
costs

Information to support
safety, productivity

The ServiceMaster Company
2006 Analyst + Investor Meeting

Key Margin Improvement Areas

Fleet

Fuel usage, maintenance costs

Sourcing new vehicles

Chemicals

Some coming off patent

Ongoing modest productivity
improvements, safety benefits

Some expansion of operating margins

Flat 2007 due to deferrals

50-100 basis points/year 2008 & 2009

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX
TRUGREEN

Terminix & TruGreen Opportunity

Presented by:

Katrina Helmkamp

Dennis Sutton

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX

TRUGREEN

600 Company-Owned Locations

380 branches

30-35 new per year

220 branches

5-10 new per year

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX

New Opportunity

Early morning
customer visits

Mid-day check-ins

TERMINIX

Early morning
check-ins

Late afternoon
check-ins, parking

TRUGREEN

SHARED FACILITY

The ServiceMaster Company
2006 Analyst + Investor Meeting

25
20
15
10
5
0
2008
2009
2010
2011

Cost Savings Over Time

Cost
avoidance
and cost
savings
($MM)

0

9

12

~25-30

The ServiceMaster Company
2006 Analyst + Investor Meeting

Potential Cross-Selling Upside

Worth $5-12MM / year incremental operating
income to move from 5% cross-selling to 10-15%

~5% of each customer base
uses sister company service

TruGreen stronger in upper
Midwest

Terminix stronger in rural
markets and in California

~30% outsourcing lawn
or pest service also outsource
the other service in a given
year

Terminix and TruGreen

Consumer Base

The ServiceMaster Company
2006 Analyst + Investor Meeting

Two Pilots for 2007

Large profitable southern
market for both TruGreen
and Terminix

Market where several
sizeable competitors offer
lawn and pest together

Large Northern market for
TruGreen, smaller pest
market for Terminix

Market where very few,
small competitors offer
lawn and pest together

$100M lawn and pest revenues in pilot;
$28M termite revenues [~6-7% of total]

Southern

Northern

The ServiceMaster Company
2006 Analyst + Investor Meeting

What Opportunity Is and Is Not

Headcount reduction

Do-everything technicians

Brand elimination

Leveraging real estate for cost
avoidance and cost savings

Pursuing greater cross-selling

IS NOT

IS

Good opportunity to use scale for both
cost savings and growth

Katrina Helmkamp

President
Terminix International

Jim Goetz

Chief Information Officer

ServiceMaster

The ServiceMaster Company
2006 Analyst + Investor Meeting

IT Strategy Focused on the Customer

Initiatives create value for

Customer

Field

Shareholder

Key metrics

Revenue growth

Lead conversion

Customer retention

Associate retention

Margins

Sales & Marketing

Customers

Technicians

         Redefine the Service Experience

Provide Multiple Channels for Customer

Enable Branch to Focus on Customer Service

Branch Office

The ServiceMaster Company
2006 Analyst + Investor Meeting

Customer Experience

Distributed Call Management

New call centers

Field Service Management

Scheduling tools

GPS capabilities

Handhelds

Back Office

Completed roll out of
core financial, sourcing and
HR functions

Big Picture - IT Value Creation

The ServiceMaster Company
2006 Analyst + Investor Meeting

WIRELESS
DOLPHIN
SYNC-UP

Customer Experience - Web

Functional Capability

Web-based “My Account”
accessible by customers

Online purchase and payment

Knowledge base

Problem tracking

Online scheduling

Customer Value

Serve customers at their
times, not ours

Quick responsiveness to
customer needs and issues

Meet increasing customer
expectations for service

Branch/Marketing Value

Increased customer retention

Systemic problem resolution
tools and processes

Support increased focus on
serving customers

Examples:

1)

A Terminix commercial customer can track their service via the Web.

2)

A TruGreen customer can tap into a knowledge base and manage their account.

The ServiceMaster Company
2006 Analyst + Investor Meeting

WIRELESS
DOLPHIN
SYNC-UP

Customer Experience - Call Management

Functional Capability

Interactive Voice Response (IVR)

Speech recognition

Call routing

Lead tracking

Call management statistics

Customer Value

24x7 customer access to
sales and customer service

Quick responsiveness to
customer needs

Quick responsiveness to
service issues

Branch/Marketing Value

Increased lead count and
conversion rates

Capability to manage internal
sales channels more effectively

Increased customer retention

Fewer customer service reps

We know these tools work and we’re committed to completing
the roll out to our field.

The ServiceMaster Company
2006 Analyst + Investor Meeting

Functional Capability

Territory planning

Daily scheduling

Daily dispatch

Real-time position tracking and
turn-by-turn directions

Vehicle diagnostics

Customer Value

On-time arrival

Real time service tracking

Emergency service

Proper technician,
first-time/everytime fix

Branch/Marketing Value

Improved customer retention

Improved hand-off between
sales and service

Technician efficiency

Vehicle efficiency

Call handling efficiency

Scheduling is fundamental to improvement in customer retention, associate retention and margin.

Service Management - Scheduling

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX SMARTTRUCK

Functional Capability

Voice directions to customer
location

Electronic dispatch

Electronic work orders

Point-of-service status

Real time tracking

Automated production posting
and payment processing

Customer Value

Proper technician, first
time/every time service fix

Real-time service tracking

Tailored service and invoicing
based on customer
preference

Branch/Marketing Value

Improved customer retention

Improved technician retention

Improved hand-off between
sales and service

Technician efficiency

Technology that is a win for the customer, the
specialist, and the shareholder

Service Management - Handhelds

The ServiceMaster Company
2006 Analyst + Investor Meeting

Functional Capability

Enterprise financial systems

Human Resource
Information System

Sourcing systems

Fleet management

Management reports

Exception management tools

Customer Value

Branch focused on customer
service not back office

Timely problem resolution

Branch/Marketing Value

Branch efficiency

Improved customer retention

Improved associate retention

These core systems improve efficiency and focus
on the customer.

Back Office - Field Simplification

The ServiceMaster Company
2006 Analyst + Investor Meeting

Significant reductions in
G&A

Improvement in
customer contact
efficiency

BACK OFFICE
MANAGEMENT

(Financial, sourcing and
HR systems, remittance
processing)

SERVICE MANAGEMENT

(Scheduling tools,
SmartTruck, handhelds)

CUSTOMER
EXPERIENCE
MANAGEMENT

(Web, call center,
distributed call
management)

Customers want choice, convenience, and control over
their service.  We are giving it to them.

Field productivity
improvements

Enterprise IT - Overall Benefits

The ServiceMaster Company
2006 Analyst + Investor Meeting

Back office systems are in and the
new voice and data network is built

Call Centers are expanding

Websites are rolling out

Specialists are getting the right tools

IT Plan: Continuing the Journey

Jim Goetz

Chief Information Officer

ServiceMaster

Question & Answer

Rick Ascolese

President

TruGreen LandCare

The ServiceMaster Company
2006 Analyst + Investor Meeting

The Leader With Room To Grow

Most commercial customers

Widest variety of services

Highly fragmented industry

The ServiceMaster Company
2006 Analyst + Investor Meeting

TGLC 3%
Brickman 3%
Others 94%

Nursery Sales 5%
Snow Removal 5%
Seasonal Up-Sells 35%
Base Maintenance 55%

Business Overview

Market/Competition

Total Market: $13.7 billion

Service Line Revenue

Revenue: $450 million

The ServiceMaster Company
2006 Analyst + Investor Meeting

Most Critical Business Realities

“Talk” amongst management and investors around key issues

Key themes

Branch “best practices”

Improved sales force

Improved branch managers

Changes in customer portfolio and account size profile

Integrated systems

For 5+ years, very little tangible change resulted from discussions

Practices and culture within the organization remained fragmented

Real changes started in past 18 months

Though progress is real, we are not there yet

Marketplace opportunity remains significant

Specific strategies, initiatives and disciplines can now be detailed

The ServiceMaster Company
2006 Analyst + Investor Meeting

TruGreen LandCare: 3-Year Plan

Low double-digit new sales growth

High single-digit revenue growth

Significant improvement in retention

Over 600 basis point improvement in
operating income

The ServiceMaster Company
2006 Analyst + Investor Meeting

Significant Improvement by 2009

Is this achievable?

What will it take?

What drivers are you seeing that
could make this much optimism
possible?

The ServiceMaster Company
2006 Analyst + Investor Meeting

Benchmarking

LandCare vs. Industry Leaders

50% lower

50% lower

Revenue per Vehicle

10 pts better

10 pts better

Enhancement Penetration Rate

Comparable

10 pts lower

Customer Retention Rate

1 pt lower

9.5 pts lower

Base Maintenance Growth Rate

140% higher

45% smaller

Avg. Base Maintenance Job Size

40% smaller

165% higher

Avg. No. of Jobs per Branch

Comparable

Comparable

Avg. Branch Size

6 pts lower

15 pts lower

Operating Income Percentage

Comparable

Comparable

Avg. No. of Branches per Region

LandCare

All Branches

LandCare

Top Quartile

The ServiceMaster Company
2006 Analyst + Investor Meeting

Opportunity Greater Than 3-Year Plan

Sources Of Operating Income Growth

(in 000's)

Purge of Portfolio losing

money,  $8,000

Pricing/Direct Cost

Control (a),  $23,700

Impact of Net Growth (a),

$12,500

Equipment Efficiency,

$2,900

Insurance Rate

Improvement,  $6,600

Branch Overhead

Efficiency,  $1,900

Total Operating Income Growth Potential per above = $55.6 million

$36,200

$19,400

a)  Primarily driven by

improvement in sales force

effectiveness

The ServiceMaster Company
2006 Analyst + Investor Meeting

Sales Force Results Encouraging

Strong improvements in activity, sales and productivity in 2006

Proposals

54% increase in proposal dollars over prior year

Average size of proposal increased 24.8% over prior year

Sales

13% increase in sales dollars over prior year

Average size of sale increased 14.3% over prior year

Productivity

Average productivity per sales rep is $592,000

Focus in 2007 will be on productivity improvements of all
sales reps

Staffing increases only in certain markets

The ServiceMaster Company
2006 Analyst + Investor Meeting

Targeted New Sales Momentum

New Base Maintenance Sales

(10%)

10%

30%

50%

70%

90%

110%

130%

150%

Variance to current

avg. job size

July Year-to-Date

August

September

October

November

Current Portfolio Average

Job Size

Targeted new sales job size

approximately 75% larger than

current portfolio

Avg Proposal Value

Avg Sale Value

The ServiceMaster Company
2006 Analyst + Investor Meeting

New Sales Parameters Improving Portfolio Mix

PORTFOLIO MIX

% of Jobs

Target

Variance (1)

% of Jobs

% of Jobs

Range 1 (smallest jobs)

60.1%

(9.0)

49.0%

(4.1)

38.8%

5.1

Range 2

18.7%

(2.1)

22.0%

4.8

20.9%

3.3

Range 3

13.1%

0.0

18.0%

5.3

17.0%

4.8

Range 4

4.7%

0.2

7.0%

6.0

14.7%

9.5

Range 5

1.9%

0.4

2.0%

5.9

4.7%

9.0

Range 6 (largest jobs)

1.5%

0.3

2.0%

6.7

3.9%

3.9

OCTOBER YEAR-TO-DATE

CURRENT PORTFOLIO

NOVEMBER MONTH-TO-DATE

NEW SALES

Maintenance Jobs

Target

Variance (1)

Target

Variance (1)

(1) Percentage point variance to gross profit target

The ServiceMaster Company
2006 Analyst + Investor Meeting

Branch Performance Targets By Quartile

4.6%

9.8%

6.5%

11.2%

-10.0%

-5.0%

0.0%

5.0%

10.0%

15.0%

20.0%

2006

2007

2008

2009

Branch

Operating

Profit*

TOP

2nd

3rd

Bottom

TOTAL

Minimum Standard Branch Operating Profit of 7%

*Maintenance branches only;

  Profit before overheads and

  non-branch costs

Branch Performance Targets

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

✓

Branch Efficiency

   Branch Performance

Improvement

   Equipment Efficiency

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓

✓

TRUGREEN LandCare

Safety metrics have significantly improved
                          vs. 2005

Purge of portfolio

Branch Efficiency

The ServiceMaster Company
2006 Analyst + Investor Meeting

-
  -
  -
  -
  -
-
  -
  -
  -

TruPotential - Overview

Committed to leadership development for current and future branch managers that will produce:

Better operating results through business unit specific skills and leadership training

Stronger client relationships through Client Account Management (CAM)

Reduced turnover of team members through use of performance management and employee development

More accountability utilizing specific metrics

The case for change centers on the tenure and performance of the current branch management team:

Management development has not been a historical investment strategy

Benchmarking against top performing Fortune 500 companies shows strong correlations between operating performance and structured training and development capabilities

Current branch operating performance not at an acceptable level

The ServiceMaster Company
2006 Analyst + Investor Meeting

Cross functional leadership team developing curriculum…business unit specific skills and leadership skills

Dedicated operations leader holding team accountable and
maintaining timeframe

Success profile developed and being utilized to recruit management candidates

Systematic onboard process being developed

Using performance management system for 360
feedback/assessments, development need identification,
development plan/execution, performance appraisal and succession planning

TruPotential

Rick Ascolese

President

TruGreen LandCare

Scott Cromie

Group President

The ServiceMaster Company
2006 Analyst + Investor Meeting

ServiceMASTER Clean

INSTAR SERVICES GROUP

merry maids

AHS AMERICAN HOME SHIELD

Presidents

Mike Isakson

Dave Demos

Joy Flora

Dave Crawford

The ServiceMaster Company
2006 Analyst + Investor Meeting

Merry Maids 13%
Others 87%

merry maids

Merry Maids

Leading provider of domestic house cleaning in U.S.

Serving in 48 states

70+ company-owned locations

400 franchised locations

Total market of $9 billion including “gray” market of independent maid services

Professional market: $2.25 billion

The ServiceMaster Company
2006 Analyst + Investor Meeting

25
20
15
10
5
0
Million $
2006
2007
2008
2009

merry maids

Branch Strategy

Franchise Acquisitions and Acquired Revenue

The ServiceMaster Company
2006 Analyst + Investor Meeting

merry maids

Brand Platform

Thorough

Customized

Consistent

Training

Same team

Reliable

Accountability

Problem resolution

Guarantee

Screening

Bonded/insured

Taxes & benefits

Legal compliance

Clean

Relationship

Security

Trusted Help

Relief

Worry Free

Trust

The ServiceMaster Company
2006 Analyst + Investor Meeting

merry maids

Golden Opportunity

“Trusted Help”

Acquisition strategy

Employee retention

Customer retention

Continue to set the
standard in building
customer loyalty

The ServiceMaster Company
2006 Analyst + Investor Meeting

ServiceMASTER Clean®

INSTAR SERVICES GROUP

Disaster Restoration Market

The ServiceMaster Company
2006 Analyst + Investor Meeting

ServiceMASTER
Clean

ServiceMaster Clean

More than a Disaster Restoration business

$1.5 billion in customer-level revenue

The ServiceMaster Company
2006 Analyst + Investor Meeting

ServiceMASTER Clean

Service Line Diversification

Business

Cleaning for office buildings and
other commercial properties

“Green at Clean”

Residential

Carpet and upholstery cleaning

Furniture repair and restoration

International

Mix of business and residential services

The ServiceMaster Company
2006 Analyst + Investor Meeting

ServiceMASTER Clean

Focus on Disaster Restoration

Largest and fastest growing business within
ServiceMaster Clean

Key part of new growth platform

At about $20-25 billion, one of the largest
categories targeted by any ServiceMaster brand

The ServiceMaster Company
2006 Analyst + Investor Meeting

MetLife

STATE FARM INSURANCE

FARMERS

ZURICH
Zurich Insurance Company

ServiceMASTER Clean

Value to Insurance Companies

“To be on-site, beginning the restoration
within four hours”

Technology to interface with insurance
companies

Electronic claims processing and estimating
capabilities

Reducing costs and speeds service

The ServiceMaster Company
2006 Analyst + Investor Meeting

•

•

•

•

–

ServiceMaster Clean

Increased the value of the business

Disaster restoration business for more than half
a century

Increased value by building relationships with
large insurance companies

Leveraging InStar relationship

Expanding our value proposition to the insurance
industry and end users

The ServiceMaster Company
2006 Analyst + Investor Meeting

INSTAR
SERVICES GROUP

“Get business back to business”

The ServiceMaster Company
2006 Analyst + Investor Meeting

Mission Statement

The mission of InStar Services Group
is to be the premier provider of
disaster restoration and reconstruction
for commercial, multi-family and
industrial property owners nationwide.

The ServiceMaster Company
2006 Analyst + Investor Meeting

Residential
15%
Commercial
85%

InStar Business Model

Started out doing mitigation and restoration work

60% residential and 40% commercial

Today - commercial is 85%

The ServiceMaster Company
2006 Analyst + Investor Meeting

InStar Business Model

Responsive culture

24/7 when disaster strikes

Goes beyond mitigation work

Effective subcontractor network

Team set up to handle needs of national accounts

Interact with every level of organizations

Local property manager

Regional supervisors

Corporate staff

The ServiceMaster Company
2006 Analyst + Investor Meeting

Revenue Opportunity

Organic growth

Key strategic acquisitions

Diversification of revenue streams

0

100

200

300

400

2006

2007

2008

2009

Base Revenue

Revenue Opportunity

The ServiceMaster Company
2006 Analyst + Investor Meeting

Recurring Restoration

Non-disaster work -
Americans with Disability Act (ADA) retrofit

Generates healthy margins

Wins contracts due to project
management skills

More predictable than
DR work

ADA contracts won in 2006,
equal to 10% of 2007
revenue target

The ServiceMaster Company
2006 Analyst + Investor Meeting

Northeast
Mid-Atlantic
Southeast
Southwest
Company headquarters
Regional office headquarters

C A N A D A
Pacific Ocean

Footprints

InStar Current Footprint

SVM Clean

Current Footprint

The ServiceMaster Company
2006 Analyst + Investor Meeting

Levels of Disasters

Big disasters - hurricanes

Smaller regional events - tornadoes, floods and
windstorms

Localized events - fires, floods and burst pipes

The ServiceMaster Company
2006 Analyst + Investor Meeting

before
after

Opportunities

Combination of SVM Clean and InStar gives
competitive advantage

Extend model through sales activities and
targeted acquisitions

The ServiceMaster Company
2006 Analyst + Investor Meeting

-
-
-
-

Growth Drivers

Strategic business acquisitions

Focus marketing on residential, commercial,
multi-family and industrial customers as a
ServiceMaster company

Integrate InStar and ServiceMaster Clean
marketing/sales teams through a single
customer contact point

Expand non-event revenue opportunities

Scott Cromie

Group President

David Crawford

President

American Home Shield

The ServiceMaster Company
2006 Analyst + Investor Meeting

- 
-

AMERICAN HOME SHIELD®

AHS Business Model

Serve 1.3 million home-

     owners in 49 states

Offer a one-year,
renewable service
contract

The ServiceMaster Company
2006 Analyst + Investor Meeting

AHS Market
Share
35%
Competitor
Market Share
65%

Overview

35+% market share of a $1.3 billion market

3x larger than next closest competitor

Differ from most competitors who sell only in real estate
channel

The ServiceMaster Company
2006 Analyst + Investor Meeting

Overview (continued)

Real estate channel is just one way we
attract new customers. Other ways:

Direct-to-consumer

3rd party distribution

Renewal/retention channel

The ServiceMaster Company
2006 Analyst + Investor Meeting

Direct-to-Consumer

Outstanding growth vehicle

Leveraging SVM direct mail capabilities

Allows us to:

Pinpoint target households

Tailor message

The ServiceMaster Company
2006 Analyst + Investor Meeting

- 
- 
- 
- 
-

3rd Party Sales

Generate strong sales

Committed
relationships
with partners

Affiliate mailings with
mortgage service
companies

Work with insurance and
credit card companies

Expect annual growth in mid-double digits

The ServiceMaster Company
2006 Analyst + Investor Meeting

Fundamentally relationship-driven business

Want 1st-year customers to use warranty

Experiencing great service will make them want
to remain for year 2 and beyond…

Acquire
Customers
from Multiple
Channels

Use Warranty
and Experience
Great Service

RENEWALS

AHS Distinctives

The ServiceMaster Company
2006 Analyst + Investor Meeting

Repairs performed by local, independent
contractors, not AHS employees

Our contractors are:

Pre-qualified,
Licensed,
Insured

Monitored and
given monthly
feedback

Best contractor
service and
quality

Our Contractor Network

The ServiceMaster Company
2006 Analyst + Investor Meeting

✓ ✓ ✓

    Saves
Money

    Fixes
problems

    Easy to
use

Provide Relief from the Hassles of
Home Repair

Brand / Mission

The ServiceMaster Company
2006 Analyst + Investor Meeting

1.

Real Estate Sales

•     Incremental investment 2004 – 2006

–   Belief in segment - More “feet
     on street”

–   10% ahead of market, except
     CA, MI, AZ and FL

•     Realogy deal signed July 06, launched
      September 20

2.   Contract Costs

•     13 SEER

–   Coverage, trade call fee, pricing

•     Volume of service calls

3.       Retention

•     80 basis point improvement

–   Blended / average:  58.2%

2006 Recap

The ServiceMaster Company
2006 Analyst + Investor Meeting

World’s largest real estate
organization

Franchise corporation for:

Century 21

ERA

Coldwell Banker

Cartus Relocation

AHS preferred
supplier of warranties

Incremental sales target $40M in 2007
and $100M in 2011

Realogy

The ServiceMaster Company
2006 Analyst + Investor Meeting

Systems – New

Architecture (BPM)

Comprehensive upgrade
to customer interface for
sales and service

Key enabler to wide variety
of  improvements

Internet (“e”)

Building e-based customer
interaction  capability

Virtually untapped as
customer experience
channel

Quality Assurance

Key to improving
customer experience

Quality / consistency
control

Benefit and Value

Systems – New

Architecture (BPM)

Builds easy to use,
consistent, yet
flexible, customer
experience

Promotes cross –
functional
coordination

Internet (“e”)

Growing demand and
acceptance of “doing
business on line”

Improves speed to
bring new ideas to
market

Quality Assurance

Inconsistency of
customer experience
is our greatest
weakness

Drives continuous
improvement by
knowing where we
missed the mark

What We Are Doing and Why

Business Enablers 2007-2009

The ServiceMaster Company
2006 Analyst + Investor Meeting

Growth Drivers
(all levered by PEGA, e - capabilities, QA)

Real Estate Sales

Maximize Realogy relationship

Accelerate core business growth

Focus on key segments /
services

Improve sales force productivity

Direct Marketing

Proven acquisition strategy

Consistent and predictable

Add internet lead engine,
and reach deeper into files

Improve telesales efficiency by
30% over 3 years

Retention Strategy

Rate continues to increase, slows
due to sales mix

Improve relationship contact and
timeliness

Build the capabilities for
web-driven channel

Continued service improvements

Service / Contractor Improvements

Capacity

Contractor network

Peak season service center

Proactively reach customers
during service experience

Modify compensation to reward
speed, quality and volume

The ServiceMaster Company
2006 Analyst + Investor Meeting

Execute Realogy start up and expansion

Develop and Execute

Expanded Web Capabilities / Interactions

Quality Assurance Program

Roll Out “BPM” Sales

Roll Out “BPM” Service

Improve total customer experience -- at all touch points

Pre / post sell contact / communication

During all points of service experience

E dispatch confirmation

E follow up, e customer satisfaction / feedback process

Save process and problem resolution improvements

Reduce the hassles for customers, contractors, third parties and employees

Result:

Low double digit revenue growth

Operating margins improve 50-70 bps in ’07

Summary

David Crawford

President

American Home Shield

Ernie Mrozek

Vice Chairman

ServiceMaster

The ServiceMaster Company
2006 Analyst + Investor Meeting

Compelling Business Model

High recurring revenue

Low volatility

Low risk from technology / offshore competition

Returns exceeding cost of capital

Exceptional cash flows

Strong, reliable dividend

Solid balance sheet - Investment Grade

The ServiceMaster Company
2006 Analyst + Investor Meeting

TERMINIX		
TRUGREEN ChemLawn		
TRUGREEN LandCare®		
AHS AMERICAN HOME SHIELD®

High Recurring Revenue

70%

62%

55%

77%

83%

70%

Total

62%

Residential Lawn, Shrub

and Tree Care

55%

77%

83%

Commercial Landscape

Maintenance

Home Warranty

Pest and Termite Control

Services

Brand

Percent

Recurring

The ServiceMaster Company
2006 Analyst + Investor Meeting

Overall Return Exceeds 12%
Return on Capital*

Revenue Growth 2004-2005

* Returns based on ROI including Goodwill

Terminix

LandCare

LawnCare

Franchises

American Home
Shield

Cost of Capital = 9%

0%

Bulk of Portfolio Returns
Exceeding Cost of Capital

InStar

The ServiceMaster Company
2006 Analyst + Investor Meeting

$400
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005
2006E
4-Yr Average

Exceptional Cash Flows
Consistently Exceed Net Income*

  * Comparable basis, excluding unusual items

Cash From Operations

Net Income

$ millions

Cash Flow From Operations

Multiple   1.7X              2.1X             1.8X             1.5X            1.8X

The ServiceMaster Company
2006 Analyst + Investor Meeting

$400
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005
2006E
Average

  * Comparable basis, excluding unusual items

$ millions

Cash Flow From Operations

Multiple    1.7X           2.1X           1.8X           1.5X           1.8X

Fundamentals

Low fixed asset requirements

Significant prepayments

Quick accounts receivable
turnover

Minimal inventories

Recurring deferred tax benefit

Exceptional Cash Flows

Consistently Exceed Net Income*

The ServiceMaster Company
2006 Analyst + Investor Meeting

$80
$60
$40
$20
$0
2006
2007
2008
2007 - 2012

* Assumes 2007 – 2012 Estimate of $53 million and 300 million Diluted Shares Outstanding

Annual
Average

$ millions

Significant Annual Cash Tax Benefit of
$.18* per share;  Not Included In EPS

Exceptional Cash Flows

The ServiceMaster Company
2006 Analyst + Investor Meeting

0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00

▪

▪

▪

Dividend Growth

Recently increased rate of growth based
on strong cash flow profile

Share Repurchase

$86 million completed through

  September 30th

2006 combined yield exceeds 6.4%

1970 - 2006

4.0% Dividend Yield*

36 consecutive
years of
increase

*Based on $.48 dividend and $12.10 stock price

Strong History of Cash Returns to Shareholders

The ServiceMaster Company
2006 Analyst + Investor Meeting

Balanced Approach to
Deployment of Free Cash Flows

2004 – 2006E

$196

$65

Free Cash Flow

  (137)

   (46)

   Capital Expenditures

   (72)

(130)

$313

Average

(215)

   Share Repurchase

(390)

   Dividends

$938

Cash From Operations*

Cumulative

$ millions

Maintain strong balance sheet and investment grade status

* Comparable basis, excluding unusual items

$202

$.67/Share

$605

$2/Share

The ServiceMaster Company
2006 Analyst + Investor Meeting

600
550
500
450
400
350
300
250
200
150
100
50
0
2006
2007
2008
2009
2010
2011-2038

Investment Grade Debt

* Adjusted for $100 million cash proceeds from the ARS sale used to pay down debt on 10/03/06

$ millions

$773 Million in Total Debt  (As of 9/30/06)*

Policy of maximum 35% floating rate debt

Mostly Fixed Rate, with Extended Maturities

The ServiceMaster Company
2006 Analyst + Investor Meeting

-
-

Note:  The income and EPS results on this schedule exclude the following non-comparable items:

2006 excludes restructuring costs of $12 million pretax, $7 million after-tax and $.02 per diluted share.

2004 excludes the resolution of the IRS audit resulting in a $149.7 million reduction in tax expense, $.49 per diluted share.

Historical Financial Summary

9%

8%

6%

% Chg

$0.61 to $0.63

178 to 184

$3,430 to $3,450

2006E

0% to 3%

(1%) to 2%

6%

% Chg

$0.61

10%

$0.56

EPS (see Note)

181

8%

167

Net Income (see Note)

$3,239

6%

$3,068

Revenue

2005

% Chg

2004

$ in millions

The ServiceMaster Company
2006 Analyst + Investor Meeting

Income Statement

Organic growth weakened by unusual combination of events

TruGreen ChemLawn:  Accelerated decline in telemarketing

Terminix:  Very weak annual termite swarm

TruGreen LandCare:  Timing delays in maintenance sales and less snow removal

AHS:  Significant decline in home resale market

Rapid increases in fuel, health care and interest costs

Higher claims costs at AHS, due in part to new legislation

Investments in sales and retention initiatives

Key Factors Impacting 2006 Results

Despite unusually stiff headwinds, projected

earnings still consistent or slightly above 2005

The ServiceMaster Company
2006 Analyst + Investor Meeting

–

–

–

Strong Growth Prospects

SPECIFIC INITIATIVES DRIVE RETURN TO ACCELERATED GROWTH

Accelerating gains in satisfaction and retention

Expanding market share and category penetration

Innovative new offerings

New markets / increasing penetration

Expanding sales methods / channels

Improving employee selection, training and retention

Increasing operating leverage

The ServiceMaster Company
2006 Analyst + Investor Meeting

Accelerating Gains

in Customer
Satisfaction and
Retention

Strategy: Enhance a CUSTOMER FIRST CULTURE by:

Delivering our services as promised, every time

Building loyalty and retention in everything we do

Tactics:

Employee selection and training

Customer communications and expectation setting

Getting it right the first time

LQAs and Progress Assessments

Problem resolution standards / follow up

Compensation plans and promotion qualifiers

Our Strategic Framework for Accelerating Growth

The ServiceMaster Company
2006 Analyst + Investor Meeting

Continuing Gains in Retention
Have Significant Financial Impact

+ Improved Referrals

        $45

     $102

Total

           3

           7

American Home Shield

           2

           6

Terminix – Pest

           5

         10

Terminix – Termite

           4

         17

TruGreen LandCare

        $31

       $62

TruGreen ChemLawn

Operating
Income

Revenue

$ in millions

Annualized Impact in 2009
From Retention Gains

The ServiceMaster Company
2006 Analyst + Investor Meeting

-
-
-

Strong Growth Prospects

Innovative Offerings

Termite Inspections

LQAs

Green Products

Expanding Market
Share and
Category
Penetration

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strong Growth Prospects

Innovative Offerings

Termite Inspections

LQAs

Green Products

New Markets / Increasing Penetration

InStar: New markets and services

AHS Real Estate:  New Realogy partnership

Terminix / TruGreen / Merry Maids:

  Tuck-ins and new market acquisitions

Expanding Market
Share and
Category
Penetration

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strong Growth Prospects

Innovative Offerings

Termite Inspections

LQAs

Green Products

New Markets / Increasing Penetration

InStar: New markets and services

AHS Real Estate:  new Realogy partnership

Terminix / TruGreen / Merry Maids:

   Tuck-ins and new market acquisitions

Expanding Sales Methods / Channels

Direct mail

Neighborhood sales

Internet

Retail

Expanding Market
Share and
Category
Penetration

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strategies

LandCare margin improvement

Lawn / pest integration

Benefits of headquarters consolidation

Simplify service centers and functional processes

Improving
Operating
Leverage

Our Strategic Framework for Accelerating Growth

The ServiceMaster Company
2006 Analyst + Investor Meeting

300
200
100
0
2009
2008
2007

Strong Growth Prospects
Meaningful Gains From Specific Initiatives

Improving Operating
Leverage

Expanding Sales
Methods / Channels

     New Markets/ Innovative
Offerings

Improving
Retention

Rev                 OI              Rev              OI               Rev              OI                 Rev             OI

Rev = Revenue        OI = Operating Income

$ millions

Total Impact in 2007 – 2009:

Revenue - $120       $260m

Operating Income - $30       $110m

Cumulative
total in:

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strong Growth Prospects
Business Unit Growth Targets: 2007 - 2009

50-100 bps per year

Mid-teen levels

InStar

Flat to 20 bps per year

Mid-single digit

TruGreen ChemLawn

Slightly declining margins due to
acquisitions

Mid-teen levels

ServiceMaster Clean / Merry Maids

50-70 bps in ’07; Maintain at ‘07 levels

Low-double digit

AHS

Flat in ’07; 50-100 bps per year

Mid to High-single digit

Terminix

100-200 bps per year

Low-single digit in ’07; Low-double digit
thereafter

TruGreen LandCare

Change in Operating
Margins

Revenue
(% Growth Rate)

Business

The ServiceMaster Company
2006 Analyst + Investor Meeting

General

General economic growth of 2-3%

Home resale market stabilizes at 2006 levels

         (-9% decrease in 2006; 4% increase in 2005)

Weather at multi-year historical averages

Key Factor Costs

Annual wage increases of 3%-3.5%

         (3% - 4% in 2006 & 2005)

Growth in fuel costs of 9% in 2007 and 2% in 2008 & 2009

         (20% - 25% in 2006 & 2005)

Annual inflationary increases in health care costs of 11%

         (14% - 15% in 2006 & 2005)

Annual average LIBOR rate for 2007 that is 80 basis points higher than 2006, then consistent rates in 2008 and 2009

         (increase of 180 bp in 2006)

Key Common Assumptions in Plan

The ServiceMaster Company
2006 Analyst + Investor Meeting

Strong Growth Prospects

*Continuing operations; excludes unusual items.

+13%

   +8%

2008P

0%-3%

+6%

2006E

+10%

  +7%

2007P

+10%

  +6%

2004

  +9%

  +6%

2005

EPS*

Revenue

+16%

   +9%

2009P

Growth Rates

SPECIFIC INITIATIVES SUPPORT ACCELERATING

AND SUSTAINABLE GROWTH

Ernie Mrozek

Vice Chairman

ServiceMaster

Pat Spainhour

Chairman and Chief Executive Officer

ServiceMaster

Question & Answer

Reconciliation of Non-GAAP Financial Measures

(Amounts in thousands, except per share data)

Within this investor presentation, ServiceMaster has provided certain non-GAAP (Generally Accepted Accounting Principles) measures. ServiceMaster does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. ServiceMaster believes that these non-GAAP measures provide an important perspective on the performance of ServiceMaster’s continuing operations.

A reconciliation of cash from operations on a comparable basis, before unusual items to its most directly comparable financial measure under GAAP for the years ended December 31 is as follows:

	2006 Estimate	2005	2004	2003
Reported cash from operations	$ 259,200	$ 242,708	$ 370,057	$ 269,031
Resolution of income tax audits	5,000	86,356	(25,000)	—

Cash from operations on a
comparable basis, before
unusual items	$ 264,200	$ 329,064	$ 345,057	$ 269,031

A reconciliation of income from continuing operations on a comparable basis, before unusual items to its most directly comparable financial measure under GAAP for the years ended December 31 is as follows:

Range of 2006 Estimate
	Low end		High end
Reported income from
continuing operations	$ 171,000	$ 0.59	$ 177,000	$ 0.61
Restructuring charges, net of tax	7,000	0.02	7,000	0.02

Income from continuing
operations on a comparable
basis, before unusual items	$ 178,000	$ 0.61	$ 184,000	$ 0.63

	2005		2004
Reported income from
continuing operations	$ 180,561	$ 0.61	$ 316,623	$ 1.06
IRS tax agreement	—	—	(149,722)	(0.49)

Income from continuing
operations on a comparable
basis, before unusual items	$ 180,561	$ 0.61	$ 166,901	$ 0.56

	2003
Reported income from
continuing operations	$ (2,455)	$ (0.01)
Impairment charge, net of tax	156,200	0.53

Income from continuing
operations on a comparable
basis, before unusual items	$ 153,745	$ 0.51

A reconciliation of total long-term debt adjusted for cash proceeds from the sale of ARS to its most directly comparable financial measure under GAAP is as follows:

Reported total long-term debt at September 30, 2006	$ 873,365
Cash proceeds from sale of ARS used to pay down
debt on October 3, 2006	(100,000)

Adjusted total long-term debt	$ 773,365